LORD ABBETT STOCK APPRECIATION FUND

Supplement dated September 14, 2012 to the

Prospectus dated December 1, 2011

The prospectus is supplemented with the following:

The Board of Trustees of Lord Abbett Stock Appreciation Fund (“Stock Appreciation Fund”) has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to combine the Fund with Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”) to create a single larger Fund (the “Reorganization”). This change is expected to result in cost savings for Stock Appreciation Fund and its shareholders. Provided below is more information about the proposed Reorganization, the reasons why Stock Appreciation Fund’s Board believes that it is in shareholders’ best interests, and the steps required to implement it.

The Board believes that the Reorganization offers many potential advantages that should benefit shareholders over the long term, including the opportunity to continue to invest in a Fund with similar investment characteristics, but as part of a larger Fund with greater investment flexibility and lower overall expenses. The Reorganization of Stock Appreciation Fund into Growth Leaders Fund would mean that: (1) the resulting Fund would be managed according to the investment objective, strategies, and policies of Growth Leaders Fund; (2) shareholders of Stock Appreciation Fund would become shareholders of Growth Leaders Fund; and (3) Stock Appreciation Fund would be terminated and its shares no longer would be offered.

The Reorganization requires the approval of the Agreement by Stock Appreciation Fund’s shareholders. Accordingly, at a shareholder meeting scheduled to be held on March 15, 2013, shareholders of record of Stock Appreciation Fund as of December 20, 2012 (the “Record Date”) will be asked to approve the Agreement. Only shareholders of Stock Appreciation Fund as of the Record Date may vote on the Agreement. If shareholders approve the Agreement, and certain conditions required by the Agreement are satisfied, the Reorganization is expected to be completed as soon as possible after the shareholder meeting. If shareholder approval of the Agreement is delayed, the Reorganization will become effective as soon as practicable after obtaining shareholder approval.

Please retain this document for your future reference.

The foregoing is not a solicitation of any proxy. Once a Prospectus/Proxy Statement regarding the Reorganization has been filed with the U.S. Securities and Exchange Commission (SEC) and has become effective, a free copy of the Prospectus/Proxy Statement will be available and will provide important information about Fund objectives, strategies, risk considerations, and fees and expenses. To obtain a free copy of the Prospectus/Proxy Statement, please call 1-888-522-2388 after January 18, 2013 or by visiting www.lordabbett.com. You should carefully read and consider the Prospectus/Proxy Statement prior to investing or approving the Reorganization. The Prospectus/Proxy Statement will also be available without charge on the SEC's web site (www.sec.gov).